SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  May 25, 2001


                           SAXON ASSET SCEURITIES COMPANY,
           as Depositor, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, as Trustee under the Trust Agreement dated as of March 1, 2001 (the "Trust Agreement") and incorporating by reference the February 2000 Edition of the Standard Terms to Trust Agreement, providing for the issuance of the Saxon Asset Securities Trust 2001-1 Mortgage Loan Asset Backed Certificates Series 2001-1.


                   SAXON ASSET SECURITIES TRUST 2001-1 MORTGAGE
                   LOAN ASSET BACKED CERTIFICATES SERIES 2001-1
              (Exact name of Registrant as specified in its Charter)


                                      VIRGINIA
                     (State or Other Jurisdiction of Incorporation)

               333-35370-03
          (Commission File Number)        (I.R.S. Employer Identification No.)


           4880 COX ROAD
           GLEN ALLEN, VIRGINIA                        23060
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (804) 967-7400


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of May 25, 2001.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company, not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Trust Agreement, dated as of March 1, 2001.


          Date:  June 4, 2001               By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of May 25, 2001.





                              Saxon Asset Securities Trust   2001-1
                              Asset Backed Certificates
                              May 25, 2001 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                              10
                                                                       4.  Cred
>it Enhancement Report                                              13
                                                                       5.  Coll
>ateral Report                                                      14
                                                                       6.  Deli
>nquency Report                                                     17
                                                                       7.  REO
>Report                                                             20
                                                                       8.  Prep
>ayment Report                                                      21
                                                                       9.  Prep
>ayment Detail Report                                               24
                                                                      10.  Real
>ized Loss Report                                                   25
                                                                      11.  Real
>ized Loss Detail Report                                            28
                                                                      12.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     29
                                                                      13.  Addi
>tional Certificate Report                                          30
                                                                           Tota
>l Number of Pages
> 30
                                                            CONTACTS
                                                                            Adm
>inistrator:   Barbara A Campbell
                                                                            Dir
>ect Phone Number:   (714)247-6278
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Saxon
>                                                         Cut-Off Date:
>     March 1, 2001
                              Certificate Insurer:
>                                                         Closing Date:
>      March 29, 2001
                              Servicer(s):                  Saxon      Master S
>ervicer                                                  First Payment Date:
>  April 25, 2001
                                                            Meritech Mortgage
>    Sub-Servicer
                              Underwriter(s):               Banc of America Sec
>urities LLC      Lead Underwriter                        Distribution Date:
>    May 25, 2001
                                                            CS First Boston
>  Underwriter                                            Record Date:
>      April 30, 2001
                                                            Greenwich Capital M
>arkets, Inc.      Underwriter
                                                            Merrill Lynch & Co.
>      Underwriter

>                          Page 1 of 30
>          (c) COPYRIGHT 2001 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       2
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                SX0101  200105
>        05751090318515165925644.265548.56       0     574     184       8
> 1       0       0 144260846910.34       0       0       0      15       1
>  0
                                                                SX0101  200104
>        067401999234141.3       0       0       0     642       2       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       2
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                SX0101  200105
>        127062189 8547479356648.865548.56       0     336     103       5
> 1       0       0744438.546910.34       0       0       0       9       1
>  0
                                                                SX0101  200104
>        131429875234141.3       0       0       0     371       2       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       2
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                SX0101  200105
>        230448714 9967686568995.4       0       0     238      81       3
> 0       0       0698169.5       0       0       0       0       6       0
>  0
                                                                SX0101  200104
>        235972124       0       0       0       0     271       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                        16                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0521157.1149517.3       0       0       0       5       2       0
>0       0       0       0       0       0       0       0       0       0
> 0       019506358     193 1489518      16670674.3       7       0      04.87E
>+08
       0  210783       0       0       0       0       2       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0234141.3       2       0       0  210783       2       0      03.87E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0521157.137663.94       0       0       0       5       1       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 8969677     109791348.8      10  558821       6       0      02.78E
>+08
       098899.73       0       0       0       0       1       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0234141.3       2       0       098899.73       1       0      02.23E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0111853.3       0       0       0       0       1       0
>0       0       0       0       0       0       0       0       0       0
> 0       010536681      84698169.5       6111853.3       1       0      02.09E
>+08
       0111883.3       0       0       0       0       1       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0       0       0       0       0111883.3       1       0      01.63E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      29
>0       0                                                         228.646
>                                                 0       0     0.04020672
                        445520.5 5325435148298.3       0       0      49
>0       0                                                               0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
4.84E+08    4672    4643261533.7 315110565191.77       0       0      29
>0      0 2480.16170034.7 32917.7503079474787251847630861310.9193130.88750.7092
>380.026161 0.073270.0441220.0076960.000841       0       0    0.040206719
3.84E+08    3780    3759183986.9 217433083106.53       0       0      20
>0       0      0121383.228376.23375868933578978035596386321.1323131.71031.8602
>930.0257420.0717670.0435060.0080440.000724       0       0    0.000609195

>
>                                                         0     0.03216914
                        296961.4 2331203121033.6       0       0      26
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
2.77E+08    3036    3021175479.4 122541242818.02       0       0      15
>0       0  1254.4100699.315496.55283757602698141026843861    337228.6452 -0.20
>07       0       0       0       0       0       0       0    0.032169143
2.22E+08    2496    2484  121482 110579178215.62       0       0      11
>0       0       072588.4413334.83213696862033860720226913    311227.94241.7404
>37       0       0       0       0       0       0       0    0.001054293

>
>                                                         0     0.05096821
                        148559.1 299423127264.66       0       0      23
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
2.07E+08    1636    162286054.23 192569222373.75       0       0      14
>0       0 1225.7669335.4717421.15219321872089110820787000     276      01.9275
>540.0610280.1709210.1029260.0179530.001962       0       0    0.050968213
1.62E+08    1284    127562504.86 1068539 4890.91       0       0       9
>0       0       0 48794.8 15041.4162172071545117315369474     335      02.0243
>360.0609350.1698830.1029850.0190420.001713       0       0              0

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
     0.00013556        0.040342280.0030810.001387       0                   0.1
>06
                                                        0                   0.0
>95
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.000135565       0.0403422840.0030810.001387       0  May-01483.52140.1033
>02                                                0.0066080.993392
>   0.0062240.076475                0.0721790.70923853.91355
              0       0.000609195       00.000548       0  Apr-01384.34570.0971
>77                                                0.0058390.994161
>   0.0058390.067863                0.0678631.86029318.23982
     0.00023682        0.032405960.0028590.002019       0
                                         BankruptREO     Fixed   Fixed   Fixed
>
>           Fixed                   Fixed           Fixed
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.000236816        0.032405960.0028590.002019       0  May-01 276.7910.1019
>85                                                0.0045610.995439
>   0.004932 0.05338                0.057606 -0.2007-132.983
              0       0.001054293       00.000445       0  Apr-01222.08370.0956
>61                                                0.0053030.994697
>   0.0053030.061813                0.0618131.74043717.75799
              0        0.050968210.003377 0.00069       0
                                         BankruptREO     AdjustabAdjustabAdjust
>able
>           Adjustable              Adjustable      Adjustable
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.0509682130.0033770.000541       0  May-01206.73040.1050
>57                                                0.0093350.990665
>   0.0079550.106447                0.0913871.92755427.61183
              0                 0       0 0.00069       0  Apr-01 162.262 0.099
>25                                                0.0065720.993428
>   0.0065720.076074                0.0760742.02433618.78991
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                 Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       8
>  0
28.090323216.296       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor      10       3
>  0
18.239822257.437       0       1                       0       0
>        0       0                       0
>                         4       4Credit Enhancement Repor      13       1

>
>                         5       5Collateral Report             14       3
>  0

>
>                         6       6Delinquency Report            17       3
>  0

>
>                         7       7REO Report                    20       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             21       3
>  0

>
>                        10       9Prepayment Detail Report      24       1

>
>                        11      10Realized Loss Report          25       3
>  0

>
>                        12      11Realized Loss Detail Rep      28       1

>
>                        13      12Triggers, Adj. Rate Cert      29       1

>
>                        14        Other Related Information              0

>
>                        15      13Additional Certificate R      30       1

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         30
Fixed   Fixed                                           Fixed
>         Fixed                           Fixed
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
37.41289 1268.23       0       1                       0       0
>        0       0                       0
17.757991184.007       0       1                       0       0
>        0       0                       0
AdjustabAdjustable                                      Adjustable
>         Adjustable                      Adjustable
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
23.124951948.066       0       1                       0       0
>        0       0                       0
18.78991 1073.43       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       8       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               0               0
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              30